Union Carbide Corporation and Subsidiaries	EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Wendell K. Terry, Vice President, Treasurer and Chief Financial Officer of Union Carbide Corporation (the "Corporation"), certify that:

1.The Quarterly Report on Form 10-Q of the Corporation for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: October 25, 2024

/s/ WENDELL K. TERRY
Wendell K. Terry Vice President, Treasurer and Chief Financial Officer

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